EXHIBIT 10.65


                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 3, 2002 (the "Amendment"), among EAGLE-PICHER INDUSTRIES, INC., a Delaware corporation and successor by merger to E-P ACQUISITION, INC., a Delaware corporation (together herein collectively referred to as the "Borrower"), the lenders party hereto (each a "Lender" and collectively, the "Lenders"), ABN AMRO BANK N.V., as Agent (in such capacity, the "Agent") and PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent (in such capacity, the "Documentation Agent").


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Agent, and the Documentation Agent are parties to that certain Credit Agreement, dated as of February 19, 1998, as modified by (i) that certain Eagle-Picher Industries, Inc. Credit Agreement Consent and Waiver among the Borrower, the Agent and the Lenders party thereto, dated as of November 18, 1998, (ii) that certain Eagle-Picher Industries, Inc. Credit Agreement Amendment and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of December 14, 1998, (iii) that certain Amendment to Credit Agreement and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of May 18, 1999, (iv) that certain Credit Agreement Consent among the Borrower, the Agent and the Lenders party thereto, dated as of May 26, 2000, (v) that certain Amendment to Credit Agreement and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of August 1, 2000 and (vi) that certain Fourth Amendment to Credit Agreement and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of May 31, 2001 (together, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Leverage Ratio as set forth in the Credit Agreement be further amended in certain respects; and

         WHEREAS, the Lenders and the Agents party hereto, are willing to so further amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

         1. General. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.


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         2. Leverage Ratio. Section 8.09 of the Credit Agreement shall be and is hereby amended by deleting the table set forth therein and inserting the following table in its place:

                            "PERIOD                         RATIO
                     May 31, 2001                         5.00:1.00
                     August 31, 2001                      5.25:1.00
                     November 30, 2001                    5.25:1.00
                     February 28, 2002                    5.25:1.00
                     May 31, 2002                         5.25:1.00
                     August 31, 2002                      5.00:1.00
                     November 30, 2002                    4.75:1.00
                     February 28, 2003                    4.75:1.00
                     May 31, 2003                         4.50:1.00
                     Thereafter                           4.25:1.00"

          3. Effectiveness. This Amendment shall become effective as of the date hereof on the condition that the Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered the same to the Agent (the "Effective Condition"). Upon the satisfaction of the Effective Condition, the Borrower agrees to pay to each Lender who executes this Amendment on or before the date hereof an amendment fee equal to 0.125% of such Lender's respective Commitment as of the date hereof, and such Lenders agree that such fee shall not be included in Consolidated Interest Expense. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. Except as herein specifically amended, the Credit Agreement shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreement, such reference shall, without more, be deemed to refer to the Credit Agreement as amended hereby. The amendment provided for herein shall be limited specifically as provided for herein and this Amendment shall not constitute a waiver or modification of any other term, provision or condition of the Credit Agreement except as expressly set forth herein and shall not prejudice or be deemed to prejudice any right that the Agent or the Lenders may now have or may have in the future under the Credit Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  EAGLE-PICHER INDUSTRIES, INC.

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  ABN AMRO BANK N.V., individually and as Agent

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  PNC BANK, NATIONAL ASSOCIATION

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  FIRSTAR BANK, N.A.

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  ARAB BANKING CORPORATION

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________










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                                  THE BANK OF NOVA SCOTIA

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  CREDIT AGRICOLE INDOSUEZ

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  BANK ONE, INDIANA, N.A., formerly known as
                                  NBD Bank, N.A.

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                  CREDITANSTALT CORPORATE FINANCE

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                  By __________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________













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                                  PROVIDENT BANK

                                  By ________________________________________
                                     Name:___________________________________
                                     Title:__________________________________


                                  FIFTH THIRD BANK

                                  By ________________________________________
                                     Name:___________________________________
                                     Title:__________________________________


                                  THE BANK OF NEW YORK

                                  By _______________________________________
                                     Name:__________________________________
                                     Title:_________________________________


                                  CREDIT INDUSTRIAL ET COMMERCIAL,
                                    formerly known as Compagnie Financiere de
                                    CIC et de l'Union Europeenne

                                  By _______________________________________
                                     Name:__________________________________
                                     Title:_________________________________


                                  COMERICA BANK

                                  By _______________________________________
                                     Name:__________________________________
                                     Title:_________________________________


                                  IMPERIAL BANK

                                  By _______________________________________
                                     Name:__________________________________
                                     Title:_________________________________







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                                  THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                  HARRIS TRUST AND SAVINGS BANK

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                  CREDIT SUISSE FIRST BOSTON

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                  TRANSAMERICA BUSINESS CAPITAL
                                     CORPORATION (as successor in interest to Transamerica Business Credit Corporation)

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                  MIZUHO CORPORATE BANKING, LTD., formerly
                                     known as The Fuji Bank, Limited

                                  By _________________________________________
                                     Name:____________________________________
                                     Title:___________________________________






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